Filed pursuant to Rule 497(e)
File Nos. 033-12213; 811-05037

AKRE FOCUS ETF

AKRE

Listed on NYSE

PROSPECTUS

January 21, 2025

As Supplemented June 18, 2025

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Akre Focus ETF

Investment Objective
The Akre Focus ETF (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.98%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)(2)	0.00%
Total Annual Fund Operating Expenses	0.98%

(1) Estimated for the current fiscal year.
(2) Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), Akre Capital Management, LLC (the “Adviser”) has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchase and sale of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$100	$312

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund has not yet commenced operations, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve long-term capital appreciation.

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments, such as partnership interests, limited liability company interests, business trust shares and rights, Real Estate Investment Trusts (“REITs”), and other securities that are convertible into equity securities. The Fund may invest up to 35% of its total assets in securities issued by foreign issuers, including in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements of up to 33 1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund may, from time to time, have significant exposure to one or more sectors of the market.

Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time.

The Adviser principally seeks to identify companies which may earn higher-than-average returns on shareholders’ equity; are managed, in the Adviser’s judgment, by individuals who have a history of treating public shareholders like partners; and have ample opportunity to reinvest excess profits at above-average rates. Once a potential investment is identified, the Adviser attempts to purchase shares at valuations the Adviser considers modest-to-reasonable, relative to the nature of the business, and the expected growth in economic value per share. The Fund is non-diversified under the 1940 Act, and may invest a larger percentage of its assets in fewer issuers than diversified mutual funds.

The Adviser may sell a security for a variety of reasons, including, without limitation, when: (1) a security subsequently fails to meet the Adviser’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization, changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged to be more attractive than a current holding; (4) views change of the individual holdings as well as the general market; or (5) something changes for the worse in the business model, management or governance, or future opportunity for reinvestment.

Principal Risks of Investing in the Fund
As with all ETFs, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment. The first eight risks are listed in order of priority. The Adviser has not prioritized the remaining risks, which are listed in alphabetical order.

•Equity Securities Risk – Equity Securities are susceptible to general stock market fluctuations which may result in volatile increases and decreases in value. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•Large-Cap Investment Risk – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk – The Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

•Mid-Cap and Small-Cap Investment Risk – Securities of mid-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations.

•Foreign Securities and ADR Risk – Investing in foreign securities and ADRs may involve increased risks including political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

•Non-Diversification Risk – The Fund is classified as non-diversified under the 1940 Act, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers may expose the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•Sector Emphasis Risk – From time to time, the Fund may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business, or other developments affecting a specific sector in which the Fund has invested, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.

•Cash Position Risk – To the extent that the Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

•Depositary Receipts Risk – Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things: political, social, and economic developments abroad; currency movements; and different legal, regulatory, and tax environments.

•Derivatives Risk – Any use of derivatives may reduce the Fund’s returns and/or increase volatility. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in a counterparty’s losses being substantially greater than the amount invested in the derivative itself.

•ETF Risks – The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦Cash Redemption Risk – The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

◦Cash Transactions Risk – The Fund expects to effect many of its creation unit purchase transactions for cash, rather than in-kind for securities. This may cause the Fund to incur brokerage, tax, foreign exchange, execution, price movement or other costs and expenses resulting from trades due to cash purchase transactions. The Fund may also effect redemptions of creation units for cash or a combination of cash and in-kind. As a result, the Fund may have to sell portfolio securities, possibly at inopportune times, in order to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security and recognize a capital gain or loss that might not have been incurred if it had made a redemption in-kind. The use of cash in purchases and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV. The maximum transaction fee may not be sufficient to compensate the Fund for additional costs or expenses due to the use of cash in creation unit transactions, and the Fund’s performance could be adversely impacted.

◦Costs of Buying or Selling Shares – Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦Shares May Trade at Prices Other Than NAV – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

◦Trading – Although Shares are listed for trading on NYSE (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

◦Listing Standards Risk – The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

•General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets

•New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

•Options Risk – Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

•Real Estate Investment Trusts Risk – In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies; a decline in rents resulting from unanticipated economic, legal, or technological developments; or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.

•Securities Lending Risk – There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money.

Performance Information
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.akrefunds.com.

Investment Adviser
Akre Capital Management, LLC.

Portfolio Manager
John H. Neff, the Chief Executive Officer and Chief Investment Officer of the Adviser, serves as portfolio manager.

Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks of 10,000 Shares known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.akrefunds.com.

Tax Information
The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES & RISKS
Investment Objective

The Fund seeks to achieve long-term capital appreciation. The investment objective of the Fund is non‑fundamental; that is, it can be changed by a vote of the Board of Trustees alone and without a shareholder vote upon at least 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in securities of companies listed on U.S. stock exchanges. Investments consist primarily of common stocks of companies of any size market capitalization. The Fund may also invest in preferred stocks, warrants, options, and other equity-like instruments such as partnership interests, limited liability company interests, business trust shares and rights, REITs, and other securities that are convertible into equity securities. The Fund may invest up to 35% of its total assets in securities issued by foreign issuers, including ADRs, EDRs, GDRs, and directly in foreign equity securities. Additionally, the Fund may participate in securities lending arrangements up to 33 1/3% of its total asset value with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio. The Fund will bear any expenses associated with securities lending arrangements (such expenses are not reflected in the fee table in the section entitled “Summary Section - Fees and Expenses of the Fund” in this Prospectus). The Fund may, from time to time, have significant exposure to one or more sectors of the market.

Although the Fund normally holds a focused portfolio of equity securities, the Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents. In certain market conditions, the Adviser may determine that it is appropriate for the Fund to hold a significant cash position for an extended period of time.

The Adviser principally seeks to identify companies which may earn higher-than-average returns on shareholders’ equity, are managed, in the Adviser’s judgment, by individuals who have a history of treating public shareholders like partners and have ample opportunity to reinvest excess profits at above-average rates. Once a potential investment is identified, the Adviser attempts to purchase shares at valuations the Adviser considers modest-to-reasonable, relative to the nature of the business, and the expected growth in economic value per share. The Fund is non-diversified under the 1940 Act and may invest a larger percentage of its assets in fewer issuers than diversified funds.

Although it primarily utilizes fundamental analysis to identify potential investments, the Adviser may employ charting, technical analysis, and other forms of analysis to identify potential investments. The Adviser employs a bottom-up approach to researching and analyzing companies.

The Adviser may sell a security for a variety of reasons, including, without limitation, when: (1) a security subsequently fails to meet the Adviser’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization, changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged to be more attractive than a current holding; (4) views change of the individual holdings as well as the general market; or (5) something changes for the worse in the business model, management or governance, or future opportunity for reinvestment.

Typically, the Fund focuses on making long-term investments rather than engaging in short-term trading strategies. While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, generally, it is anticipated that the Fund’s portfolio turnover will not exceed 50% annually.

Cash Holdings and Temporary Defensive Positions. The Fund may from time to time hold a significant portion of its portfolio in cash or cash equivalent instruments. If market conditions reduce the availability of securities with acceptable valuations, the Fund may, for extended periods, hold larger than usual cash reserves until securities with acceptable valuations become available. During rising markets, holding larger than usual cash reserves may be detrimental to the Fund’s performance. During declining markets, holding larger than usual cash reserves may allow the Fund to purchase securities at a discount. To the extent the assets of the Fund are invested in temporary defensive positions in response to adverse market, economic, political, or other conditions, the Fund may not achieve its investment objective .

Principal Investment Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will fluctuate with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are discussed in more detail below in order of relevance to the Fund:

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Investor perceptions may impact the market and are based on various and unpredictable factors including expectations regarding government, economic, monetary, and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, and banking crises. If you hold common stocks of any given issuer, you would generally be exposed to greater risk than if you hold preferred stock or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

Large-Cap Investment Risk. The stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Management Risk. Management risk describes the Fund’s ability to meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. The value of your investment in the Fund is subject to the effectiveness of the Adviser’s research, analysis, and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The effects of any future pandemic or other global event to public health and business and market conditions may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic or other global event that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic or other global event and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Mid-Cap and Small-Cap Investment Risk. Investing in the securities of mid-cap and small-cap companies generally involves greater risk than investing in larger companies. This greater risk is, in part, attributable to the fact that the securities of mid-cap and small-cap companies usually have more limited marketability. Because mid-cap and small-cap companies have fewer shares outstanding than larger companies, it also may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Additionally, securities of mid-cap and small-cap companies are typically subject to greater changes in earnings and business prospects than are larger companies and typically there is less publicly available information concerning mid-cap and small-cap companies than for larger companies. Although investing in securities of mid-cap and small-cap companies offers potential above-average returns if the companies are successful, there is a risk that the companies will not succeed and the prices of the companies’ shares could significantly decline in value. Securities of mid-cap and small-cap companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets, or financial resources and may lack management depth. Securities of mid-cap and small-cap companies also may be more volatile than larger companies or the market averages in general because of their general susceptibility to economic downturns, especially in the financial services group of industries where changes in interest rates and demand for financial services are so closely tied to the economy.

Non-Diversification Risk. The Fund is a non-diversified fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. The Fund is still subject to certain diversification requirements for federal income tax purposes, which are less rigorous than the diversification requirements under federal securities law. See “Taxation” in the Fund’s Statement of Additional Information (“SAI”) for more information.

Sector Emphasis Risk. From time to time, the Fund may invest 25% or more of its assets in one or more sectors subjecting them to sector emphasis risk. This is the risk that the Fund is subject to greater risk of loss as a result of adverse economic, business, or other developments affecting a specific sector in which the Fund has invested, than if its investments were diversified across a greater number of industry sectors. Sectors possess particular risks that may not affect other sectors.

The remaining risks are considered “principal risks” of investing in the Fund, regardless of the order in which they appear.

Cash Position Risk. To the extent that the Fund holds large positions in cash or cash equivalents, there is a risk of lower returns and potential lost opportunities to participate in market appreciation.

Depositary Receipts Risk. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk. Any use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. The Fund, by investing in a derivative instrument, could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate, or instrument underlying a derivative or due to failure of a counterparty. Derivatives may create leverage in the Fund, which magnifies the Fund’s exposure to the underlying instrument so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. A counterparty’s loss on a derivatives transaction may substantially exceed the counterparty’s initial investment.

Foreign Securities and ADR Risk. Investments in foreign securities and ADRs may involve more risks than U.S. investments. These additional risks may potentially include lower liquidity, greater price volatility, and risks related to adverse political, regulatory, market, or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Amounts realized on sales of or distributions with respect to foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Sanctions imposed by the U.S. or a foreign country may restrict the Fund’s ability to purchase or sell foreign securities or may require the Fund to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Fund’s investments beyond any direct exposure to the countries or regions subject to the sanctions. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, higher costs of custody and trading, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can, and often do, perform differently than U.S. markets. Given the global interrelationships of today’s economy, volatility, or threats to stability of any significant currency, or significant political instability, may affect other markets and affect the risk of an investment in the Fund. Changes in foreign tax laws, exchange controls, investment regulations, and policies on nationalization and expropriation, as well as political instability may affect the operations of foreign companies and the value of their securities.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.

ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, they are exposed to the following risks:

APs, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities.

Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500® Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

Listing Standards Risk. The Fund is required to comply with listing requirements adopted by the listing exchange. Non-compliance with such requirements may result in the Fund’s shares being delisted by the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs and could result in negative tax consequences for its shareholders.

ETF Trading Risk. To the extent that the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional funds, including the risk that the market price of the ETF’s shares may trade at a discount to its NAV. Also, an active secondary trading market for an ETF’s shares may not develop or be maintained, or trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate. This could lead to a lack of market liquidity, thereby forcing the Fund to sell its shares in an underlying ETF for less than the shares’ NAV. Further, an ETF’s shares may be delisted from the securities exchange on which they trade. ETFs are also subject to the risks of the underlying securities or sectors the in which they invest. The price movement of an index-based ETF may not track the underlying index and may result in a loss.

Options Risk. Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the common stocks above the strike prices of the written put options, but continues to bear the risk of declines in the value of its common stock portfolio. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time. The successful use of options depends in part on the ability of the Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur.

Real Estate Investment Trusts Risk. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund but will also indirectly bear similar expenses of the underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs, such as losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs generally depend on their ability to generate cash flow to make distributions to shareholders or unit holders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Securities Lending Risk. There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. When the Fund loans its portfolio securities, it will receive collateral consisting of cash or cash equivalents, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, an irrevocable bank letter of credit, or any combination thereof. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. In addition, any investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

Additional Risks

Special Risks Related to Cybersecurity. The Fund and its service providers, including the Adviser, are susceptible to cybersecurity risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction, or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cybersecurity risk management and remediation purposes. In addition, cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. While measures have been developed which are designed to reduce the risks associated with cybersecurity incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries and companies with which those entities do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or shareholder assets, Fund or customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including, but not limited to, the fund administrator, fund accountant, custodian, transfer agent, auditors and financial intermediaries) to suffer data breaches or data corruption, lose operational functionality, or prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to the Fund and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cybersecurity incidents.

Who May Want to Invest in the Fund?

The Fund may be appropriate for investors who:

•Are pursuing a long-term goal such as retirement; and

•Have moderate risk tolerance.

PORTFOLIO HOLDINGS INFORMATION

Information about the Fund’s daily portfolio holdings will be available at www.akrefunds.com. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND
Investment Adviser

The Fund, a series of Professionally Managed Portfolios (the “Trust”), has entered into an investment advisory agreement (the “Advisory Agreement”) with Akre Capital Management, LLC, under which the Adviser manages the Fund’s investments and business affairs subject to the supervision of the Board. The Adviser is a registered investment adviser with offices located at 2 W. Marshall Street, Middleburg, Virginia 20117. The Adviser was founded in 1999 and serves as investment adviser to other advisory clients such as high net worth individuals, institutions, private partnerships, and the Akre Focus Fund, which is another series of the Trust. As of December 31, 2024, the Adviser managed approximately $14.2 billion in assets.

The Adviser provides the Fund with advice on buying and selling securities. The Adviser also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.98% based on the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement with the Adviser will be available in the Fund’s Form N-CSR for the semi-annual period ending February 28, 2025.

Portfolio Managers

Portfolio Managers	Bio
John H. Neff Since Inception	Mr. Neff serves as Portfolio Manager of the Akre Funds and is the Chief Executive Officer and the Chief Investment Officer of the Adviser. Mr. Neff began managing the Akre Focus Fund in 2014 and has been with the Adviser since 2009. Prior to joining the Adviser, Mr. Neff served as a Senior Equity Analyst for William Blair since 2002 after starting in its Equity Research department in 1999. He holds an M.B.A. from the University of Chicago and a B.A. from Colgate University.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

ADDITIONAL INFORMATION ON BUYING AND SELLING FUND SHARES
HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares at NAV only in Creation Units, typically large blocks of 10,000 Shares. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund imposes no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The NAV of the Shares is calculated each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern Time (the “NAV Calculation Time”). If the NYSE closes before 4:00 p.m. Eastern Time, as it occasionally does, the NAV Calculation Time will be the time the NYSE closes. The Fund’s NAV per share is calculated by dividing the Fund’s net assets by the number of Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by the Fund or is determined to be unreliable, the security will be valued by the Adviser at fair value pursuant to procedures established by the Adviser and approved by the Board (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 under the 1940 Act, subject to its oversight. The Adviser and the Trust have adopted procedures and methodologies to fair value the Fund’s portfolio securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board. Generally, when fair valuing a security, the valuation designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Board-approved valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the security upon the sale of such security.

Dividends and Distributions

The Fund intends to pay out dividends, if any, and distribute any net realized capital gains to its shareholders at least annually. The Fund will declare and pay capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such an option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Investments by Registered Investment Companies

Section 12 of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Fund. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12 when they comply with rules adopted by the SEC and comply with the necessary conditions.

ADDITIONAL TAX INFORMATION
Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax adviser about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws. This summary does not apply to Shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to Shares held in such accounts may, however, be taxable at some time in the future. This summary is based on current tax laws, which may change.

The Fund will elect and intends to continue to qualify each year for treatment as a RIC. If the Fund meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange; and when you purchase or redeem Creation Units (APs only).

Taxes on Distributions

The Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided the holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s investment strategy may limit the amount of distributions eligible for treatment as qualified dividend income in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders.

Shortly after the close of each calendar year, you will be informed of the amount and character of any distributions received from the Fund.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. Gains from the sale or other disposition of your Shares generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Different tax consequences may result if you are a foreign shareholder engaged in a trade or business within the United States or if a tax treaty applies.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that are foreign entities and that fail to meet prescribed information reporting or certification requirements.

The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and sale proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that the shareholder is not subject to such withholding.

Taxes When Shares Are Sold on the Exchange

Provided that a shareholder holds Shares as capital assets, any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of the Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the disposition of Shares. The ability to deduct capital losses may be limited.

The cost basis of Shares of the Fund acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered, plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position. APs exchanging securities should consult their own tax adviser with respect to whether the wash sales rule applies and when a loss might be deductible.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes cash in the proceeds paid upon the redemption of Creation Units.

Net Investment Income Tax

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax adviser about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION
The Distributor, Quasar Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser, out of its own resources and legitimate profits and without additional cost to the Fund or its shareholders, may provide cash payments to certain intermediaries, sometimes referred to as revenue sharing. These payments are in addition to or in lieu of any amounts payable to financial intermediaries under the Rule 12b-1 Plan. The Adviser may make revenue sharing payments to intermediaries for shareholder services or distribution-related services, such as: marketing support services; access to third party platforms; access to sales meetings, sales representatives and management representatives of the intermediary; and inclusion of the Fund on a sales list, including a preferred or select sales list, and in other sales programs. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Shares sold. From time to time, and in accordance with applicable rules and regulations, the Adviser may also provide non-cash compensation to representatives of various intermediaries who sell Shares or provide services to the Fund’s shareholders. In addition, the Adviser has engaged and pays variable compensation to an SEC-registered broker-dealer and investment adviser for consulting services on marketing strategies and for due diligence, education, training, and support services. The Adviser pays these consulting and support service fees from its own resources and not from the assets of the Fund.

PREMIUM/DISCOUNT INFORMATION

Information about the Fund’s daily market price and how often shares of the Fund traded on the Exchange are at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.akrefunds.com.

ADDITIONAL NOTICES
Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Exchange, and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

Shareholder Derivative Actions
The governing instruments of the Fund state that shareholders have power to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders.

The Trust’s Declaration of Trust provides that the Business Litigation Section of the Superior Court of the Commonwealth of Massachusetts sitting in Suffolk County, Massachusetts shall be the exclusive forum in which certain types of litigation may be brought. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this provision, and (ii) deemed to have waived any argument relating to the inconvenience of the judicial forum referenced above in connection with any action or proceeding described in provision. This provision does not apply to federal security law claims.

FINANCIAL HIGHLIGHTS
Financial highlights are not shown for the Fund as the Fund has not yet commenced operations as of the date of this Prospectus.

Akre Focus ETF
You can find more information about the Fund in the following documents:
Statement of Additional Information (“SAI”)
The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The current SAI is on file with the SEC and is incorporated into this Prospectus by reference. It is legally considered a part of this Prospectus.
Annual and Semi-Annual Reports and Form N-CSR
Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders and in Form N-CSR. The Fund’s Annual Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the SAI and the Fund’s Annual and Semi-Annual Reports to shareholders, request other information such as the Fund’s financial statements, or make general inquiries about the Fund by contacting the Fund at:
Akre Focus ETF
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
1‑800‑617‑0004
www.akrefunds.com

Shareholder reports and other information about the Fund (including the SAI and financial statements) are also available:
•Free of charge from the Fund’s website at www.akrefunds.com;
•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
•For a fee, by email request to publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑05037.)